SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2007

HYBRID TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-33391	88-0490890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	( I.R.S. Employer Identification No.)

5841 East Charleston, Suite 230-145, Las Vegas, NV		89142
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (818) 780-2403

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 3.02. Unregistered Sales of Equity Securities

The following table sets forth the sales of unregistered securities since the Company’s last report filed under this item.

Date	Title and Amount (1)	Purchaser	Principal Underwriter	Total Offering Price/ Underwriting Discounts
November 19, 2007	10,000,000 shares of common stock issued as collateral security pursuant to Loan Agreement, dated October 29, 2007, between the Company and Wyndom Capital Investments Inc.	Wyndom Capital Investments Inc.	NA	NA/NA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYBRID TECHNOLOGIES, INC.

Dated: November 26, 2007	By: /s/ Holly Roseberry
Holly Roseberry, Chief Executive Officer